UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 7, 2007	333-101960
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification Number)
organization)

55 York Street
Suite #401
Toronto, Ontario M5J 1R7
(Address of Principal Executive Offices) (Zip Code)

(416) 865-9790
(Registrant's telephone number, including area code)

Item 8.01 Other Events

Yukon Gold Corporation, Inc. (the "Company") has received an updated National Instrument 43-101 Technical Report on the Company's Marg Property, a polymetallic deposit located in the Yukon Territory, Canada. The Company announced the results in a press release dated August 7, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1        Press Release of the Company entitled "Recently Completed NI 43-101 Increases Resources by up to 49% at Yukon Gold's Zinc-Copper-Lead Deposit in the Yukon" dated August 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: August 7, 2007	By:/s/ Lisa Rose
Name: Lisa Rose
Title: Secretary